UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 1, 2015

(Date of earliest event reported)

RF Micro Devices, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road

Greensboro, North Carolina 27409-9421

(Address of principal executive offices)

(Zip Code)

(336) 664-1233

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 8.01 is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 and Item 8.01 is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

The information contained in Item 8.01 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the closing of the Mergers (as defined in Item 8.01), each of the former members of the board of directors of RF Micro Devices, Inc. (“RFMD”) resigned, with the exception of Robert A. Bruggeworth. In addition, effective as of the closing of the Mergers, each of the former officers of RFMD ceased to hold his or her respective position with the Company, with the exception of Robert A. Bruggeworth, who will serve as President, and Suzanne B. Rudy, who will serve as Treasurer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 1, 2015, in connection with the Mergers, RFMD amended and restated its Restated Articles of Incorporation. Effective that same date, RFMD amended and restated its bylaws. The Amended and Restated Articles of Incorporation of RFMD and the Amended and Restated Bylaws of RFMD are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

Effective January 1, 2015, pursuant to the Agreement and Plan of Merger and Reorganization made and entered into as of February 22, 2014, as amended on July 15, 2014 (the “Merger Agreement”), by and among RFMD, TriQuint Semiconductor, Inc. (“TriQuint”), and Qorvo, Inc. (f/k/a Rocky Holding, Inc.) (“Qorvo”), following the consummation of the mergers contemplated thereby (the “Mergers”), each of RFMD and TriQuint became wholly owned subsidiaries of Qorvo.

Pursuant to the terms of the Merger Agreement, at the effective time of the merger of Rocky Merger Sub, Inc. with and into RFMD (such merger being the “RFMD Merger” and such time being the “RFMD Merger Effective Time”), by virtue of the RFMD Merger and without any action on the part of any shareholder, each share of common stock of RFMD, no par value per share (“RFMD Common Stock”), was converted into the right to receive 0.25 of a share of common stock, par value $0.0001 per share, of Qorvo (“Qorvo Common Stock”) (the exchange ratio of one share of RFMD Common Stock for 0.25 of a share of Qorvo Common Stock, the “RFMD Exchange Ratio”). The Merger Agreement provided that, at the RFMD Merger Effective Time, all RFMD equity awards as of immediately prior to the RFMD Effective Time were to be assumed by Qorvo, except that such equity awards as were exercisable for or may be settled in shares of RFMD Common Stock will become exercisable for or able to be settled in shares of Qorvo Common Stock based on the RFMD Exchange Ratio.

The issuance of Qorvo Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Qorvo’s registration statement on Form S–4 (File No. 333–195236) (the “Joint Proxy Statement/Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 30, 2014. The Qorvo Common Stock will trade on the NASDAQ Global Select Market under the ticker symbol “QRVO”.

Trading in shares of RFMD Common Stock on the NASDAQ Global Select Market has been halted. As a consequence of the Mergers, a Form 25 has been filed with the SEC to request the removal of RFMD Common Stock from listing and registration on the NASDAQ Global Select Market and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc. (incorporated herein by reference to the corresponding exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 24, 2014).

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated July 15, 2014, by and among RF Micro Devices, Inc., TriQuint Semiconductor, Inc. and Rocky Holding, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2014).

3.1	Amended and Restated Articles of Incorporation of RFMD

3.2	Amended and Restated Bylaws of RFMD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:	/s/ Robert A. Bruggeworth
Robert A. Bruggeworth
President

Date: January 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc. (incorporated herein by reference to the corresponding exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 24, 2014).

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated July 15, 2014, by and among RF Micro Devices, Inc., TriQuint Semiconductor, Inc. and Rocky Holding, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2014).

3.1	Amended and Restated Articles of Incorporation of RFMD

3.2	Amended and Restated Bylaws of RFMD